Acquisitions	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Acquisitions
3.	Acquisitions

a)	FPSO Units and Investment in Sevan Marine ASA

On November 30, 2011, the Company acquired from Sevan Marine ASA (or Sevan) the FPSO unit Sevan Hummingbird (or Hummingbird Spirit) and its existing customer contract for approximately $184 million (including an adjustment for working capital) and made an investment of approximately $25 million to obtain a 40% ownership interest in a recapitalized Sevan. The Company also entered into a cooperation agreement with Sevan relating to joint marketing of offshore projects, the development of future projects, and the financing of such projects. Concurrently, the Company’s subsidiary Teekay Offshore Partners L.P. (or Teekay Offshore) acquired from Sevan the FPSO unit Sevan Piranema (or Piranema Spirit) and its existing customer contract for approximately $164 million (including an adjustment for working capital). The purchase price for the acquisitions of the Hummingbird Spirit, the Piranema Spirit and the investment in Sevan were paid in cash and financed by a combination of new debt facilities, a private placement of Teekay Offshore common units and existing liquidity.

On November 30, 2011, Teekay entered into an agreement to acquire an FPSO unit, the Sevan Voyageur (or Voyageur Spirit), and its existing customer contract from Sevan. Teekay agreed to acquire the Voyageur Spirit once the existing upgrade project was completed and the Voyageur Spirit commenced operations under its customer contract. In September 2012, the Voyageur Spirit completed its upgrade at the Nymo shipyard and arrived at the Huntington Field in the U.K. sector of the North Sea in October 2012. Under the terms of the acquisition agreement, Teekay prepaid Sevan $94 million to acquire the Voyageur Spirit, assumed the Voyageur Spirit’s existing $230.0 million credit facility, which had an outstanding balance of $220.5 million on November 30, 2011, and was responsible for all upgrade costs incurred after November 30, 2011, which were estimated to be between $140 million and $150 million. Teekay had control over the upgrade project and had guaranteed the repayment of the existing credit facility.

On April 13, 2013, the Voyageur Spirit FPSO unit began production on the Huntington Field and commenced its five-year charter with E.ON Ruhrgas UK E&P Limited (or E.ON). On May 2, 2013, Teekay completed the acquisition of the Voyageur Spirit FPSO unit. The excess of the price paid over the carrying value of the non-controlling interest acquired was $35.4 million and has been accounted for as a reduction to equity. Immediately thereafter, the FPSO unit was sold by Teekay to Teekay Offshore for an initial purchase price of $540.0 million that was effectively reduced to $509.4 million as at December 31, 2013 (see below). The Voyageur Spirit FPSO unit has been consolidated by the Company since November 30, 2011, as the Voyageur Spirit FPSO unit was a variable interest entity (or VIE) and the Company was the primary beneficiary from November 30, 2011 until its purchase in May 2013.

Upon commencing production on April 13, 2013, the Voyageur Spirit FPSO unit had a specified time period to receive final acceptance from the charterer, E.ON, at which point the unit would commence full operations under the contract with E.ON. However, due to a defect encountered in one of its two gas compressors, the FPSO unit was unable to achieve final acceptance within the allowable timeframe, resulting in the FPSO unit being declared off-hire by the charterer retroactive to April 13, 2013. This resulted in $29.2 million of the charter rate being foregone from April 13, 2013 to August 26, 2013.

On August 27, 2013, repairs to the defective gas compressor on the Voyageur Spirit FPSO were completed and the unit achieved full production capacity. On September 30, 2013, Teekay Offshore entered into an interim agreement with E.ON whereby Teekay Offshore was compensated for production beginning August 27, 2013 through until final acceptance by E.ON. Compensation was based on actual production relative to the operating capacity of the FPSO unit; however, any restrictions on production as a result of the charterer were included in this compensation. Teekay has indemnified Teekay Offshore for a further $2.1 million for the production shortfall from August 27, 2013 to December 31, 2013. In addition, Teekay Offshore has been indemnified for a further $3.6 million associated with unrecovered repair costs to address the compressor issues. Teekay’s indemnification to Teekay Offshore for loss of the charter rate under the charter agreement with E.ON and unrecovered vessel operating expenses from the date of first oil on April 13, 2013 until receipt of the certificate of final acceptance from E.ON, is subject to a maximum of $54 million.

In April 2014, Teekay Offshore received the certificate of final acceptance from the charterer, which declared the unit on-hire retroactive to February 22, 2014.

Any amounts paid as indemnification from Teekay to Teekay Offshore are effectively treated for accounting purposes as a reduction in the purchase price paid by Teekay Offshore for the FPSO unit. Any compensation received by Teekay Offshore from the charterer related to the indemnification period reduces the amount of Teekay’s indemnification to Teekay Offshore. As at December 31, 2013, the $540 million original purchase price of the Voyageur Spirit FPSO unit has effectively been reduced to $509.3 million ($279.3 million net of assumed debt of $230.0 million) to reflect the $34.9 million indemnification amount for 2013, partially offset by the excess value of $4.3 million relating to the difference in fair value of the 1.4 million Teekay Offshore common units issued to Teekay as partial consideration for the FPSO unit on the date of closing of the transaction in May 2013 as compared to the fair value of the common units on the date Teekay offered to sell the FPSO unit to Teekay Offshore.

Teekay’s expectations were that the 2011 transactions with Sevan would consolidate the industry in the harsh environment FPSO space, broaden the Company’s FPSO offering to include both ship shape and cylindrical FPSO solutions and the transaction was concluded at an attractive price. The Company recognized a total bargain purchase gain of $68.5 million related to the acquisition of the FPSO units and the 40% equity investment in Sevan. The gain has been recorded in the consolidated statements of income (loss) for the year ended December 31, 2011.

During 2011, Sevan encountered severe financial difficulties following significant cost overruns on the upgrade of the Voyageur Spirit and was unable to service its existing financial obligations. The acceptance of the Company’s offer and the recognition of the bargain purchase gain, was in part due to the Company’s ability to structure the transaction in a way that would satisfy all the various stakeholders, including Sevan’s management, lenders, customers and shareholders, within a short time frame, the Company’s financial strength and limited competition in the transaction. As a result, the Company was able to purchase this business at a discount in this distressed acquisition situation.

The Company’s acquisition was accounted for using the purchase method of accounting, based upon estimates of fair value. The purchase price allocation was finalized in 2012. The operating results of the Hummingbird Spirit, Piranema Spirit and Voyageur Spirit are reflected in the Company’s consolidated financial statements from November 30, 2011, the effective date of acquisition. During the year ended December 31, 2011, the Company recognized $14.5 million of revenue and $68.4 million of net income, including the bargain purchase gain, resulting from these acquisitions. In addition, the Company incurred $1.1 million of acquisition-related expenses, which are reflected in general and administrative expenses.

The following table summarizes the final purchase price allocation, which included the Voyageur Spirit VIE, by the Company at November 30, 2011:

Final $
ASSETS
Cash and cash equivalents	50,230
Other current assets	29,209
Vessels and equipment	892,352
Deferred income taxes	3,307
Investment in Sevan Marine	37,100
Other assets - long-term	659

Total assets acquired	1,012,857

Current liabilities	41,376
In-process revenue contracts	158,968
Long-term debt (note 8)	220,497
Other long-term liabilities	6,036
Non-controlling interest	144,600

Total liabilities assumed	571,477

Net assets acquired	441,380

Bargain purchase gain	(68,535)

Cash consideration	372,845

b)	Teekay LNG – Exmar LPG BVBA Joint Venture

In February 2013, the Company’s subsidiary Teekay LNG Partners L.P. (or Teekay LNG) entered into a joint venture agreement with Belgium-based Exmar NV (or Exmar) to own and charter-in LPG carriers with a primary focus on the mid-size gas carrier segment. The joint venture entity, called Exmar LPG BVBA, took economic effect as of November 1, 2012 and included 19 owned LPG carriers (including eight newbuilding carriers scheduled for delivery between 2014 and 2016, and taking into effect the sale of the Donau LPG carrier in April 2013) and five chartered-in LPG carriers. For its 50% ownership interest in the joint venture, including newbuilding payments made prior to the November 1, 2012 economic effective date of the joint venture, Teekay LNG invested $133.1 million in exchange for equity and a shareholder loan and assumed approximately $108 million as its pro rata share of existing debt and lease obligations as of the economic effective date. These debt and lease obligations are secured by certain vessels in the Exmar LPG BVBA fleet. The excess of the book value of net assets acquired over Teekay LNG’s investment in Exmar LPG BVBA, which amounted to approximately $6.0 million, has been accounted for as an adjustment to the value of the vessels, charter agreements and lease obligations of Exmar LPG BVBA and as recognition of goodwill, in accordance with the finalized purchase price allocation. Control of Exmar LPG BVBA is shared jointly between Exmar and Teekay LNG. Consequently, Teekay LNG accounts for its investment in Exmar LPG BVBA using the equity method. In July and October 2013, Exmar LPG BVBA exercised its options with Hanjin Heavy Industries and Construction Co., Ltd. to construct four additional LPG carrier newbuildings scheduled for delivery in 2017 and 2018 (see Note 16b).

c)	Teekay LNG – Marubeni Joint Venture

In February 2012, a joint venture between Teekay LNG and Marubeni Corporation (or the Teekay LNG-Marubeni Joint Venture) acquired a 100% interest in six liquefied natural gas (or LNG) carriers (or the MALT LNG Carriers) from Denmark-based A.P. Moller-Maersk A/S for approximately $1.3 billion. Teekay LNG and Marubeni Corporation (or Marubeni) have 52% and 48% economic interests, respectively, but share control of the Teekay LNG-Marubeni Joint Venture. Since control of the Teekay LNG-Marubeni Joint Venture is shared jointly between Marubeni and Teekay LNG, Teekay LNG accounts for its investment in the Teekay LNG-Marubeni Joint Venture using the equity method. The Teekay LNG-Marubeni Joint Venture financed this acquisition with $1.06 billion from short-term secured loan facilities and $266 million from equity contributions from Teekay LNG and Marubeni. Teekay LNG has agreed to guarantee its 52% share of the secured loan facilities of the Teekay LNG-Marubeni Joint Venture, and as a result, deposited $30 million in a restricted cash account as security for the debt within the Teekay LNG-Marubeni Joint Venture and recorded a guarantee liability of $1.4 million. The carrying value of the guarantee liability as at December 31, 2013, was nil (December 31, 2012—$0.6 million) and was included as part of other long-term liabilities. Teekay LNG has a 52% economic interest in the Teekay LNG-Marubeni Joint Venture and, consequently, its share of the $266 million equity contribution was $138.2 million. Teekay LNG also contributed an additional $5.8 million for its share of legal and financing costs as part of the investment. Teekay LNG financed the equity contributions by borrowing under its existing credit facilities. The excess of Teekay LNG’s investment in the Teekay LNG-Marubeni Joint Venture over the book value of net assets acquired, which amounted to approximately $303 million, has been accounted for as an increase to the carrying value of the vessels and out-of-the-money charters of the Teekay LNG-Marubeni Joint Venture, in accordance with the purchase price allocation. During the period between June to July 2013, the Teekay-LNG Marubeni Joint Venture completed the refinancing of its short-term loan facilities by entering into separate long-term debt facilities totaling approximately $963 million. These debt facilities mature between 2017 and 2030. As a result of the completed refinancing, Teekay LNG is no longer required to have $30 million in a restricted cash account as security for the Teekay LNG-Marubeni Joint Venture. Teekay LNG has agreed to guarantee its 52% share of the secured loan facilities of the Teekay LNG-Marubeni Joint Venture and, as a result, recorded a guarantee liability of $0.7 million. The carrying value of the guarantee liability as at December 31, 2013, was $0.6 million and is included as part of other long-term liabilities in the Company’s consolidated balance sheets.

In July 2013, the Teekay LNG-Marubeni Joint Venture entered into an eight-year interest rate swap with a notional amount of $160.0 million, amortizing quarterly over the term of the interest rate swap to $70.4 million at maturity. The interest rate swap exchanges the receipt of LIBOR-based interest for the payment of a fixed rate of interest of 2.20% in the first two years and 2.36% in the last six years. This interest rate swap has been designated as a qualifying cash flow hedging instrument for accounting purposes. The Teekay LNG-Marubeni Joint Venture uses the same accounting policy for qualifying cash flow hedging instruments as Teekay LNG.